UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        October 03, 2005
                                                -------------------------------


                           Molecular Diagnostics, Inc.
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               (Exact name of registrant as specified in charter)

         Delaware                     0-935                     36-4296006
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


414 North Orleans Street, Suite 502, Chicago, Illinois             60610
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       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code        (312) 222-9550
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)





      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

                                    FORM 8-K



Item                                                                   Page
----                                                                   ----

Item 5.02         Election of Director                                   1

Item 9.01         Financial Statements and Exhibits                      1

Signature                                                                1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On September 29, 2005, Molecular CEO, Dr. David Weissberg purchased 50,000 shares of the Company stock in the open market at $.10, and Molecular CFO, Robert McCullough purchased 55,000 shares each of the Company stock in the open market between $.089.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Molecular Diagnostics, Inc.




Dated: October 03, 2005                     By:/s/ David Weissberg, M.D.
                                               ---------------------------------
                                                   David Weissberg, M.D.
                                                   Chief Executive Officer